UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 13, 2019

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700 Hopkins, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

EXPLANATORY NOTE

On December 13, 2019 Digi International Inc. (“Digi”) completed its acquisition of Opengear, Inc. (“Opengear”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with Namath Merger Sub, Inc., Opengear, and Shareholder Representative Services LLC, as representative of the securityholders of Opengear.

This Amendment No. 1 on Form 8-K/A is being filed by Digi to amend the current report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 16, 2019 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously included in the Original Report, including the required financial statements of Opengear and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

The consolidated financial statements of Opengear and its subsidiaries required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b)       Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Digi and Opengear as of September 30, 2019, their unaudited pro forma condensed combined statement of operations for the year ended September 30, 2019, and notes to the unaudited pro forma combined condensed financial statements, each giving effect to Digi’s acquisition of Opengear and the related indebtedness, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

(d)       Exhibits.

The following exhibits are provided herewith:

Exhibit No.	Description	Manner of Filing
2.1	Agreement and Plan of Merger by and among Digi International Inc., Namath Merger Sub, Inc., Opengear, Inc. and Shareholder Representative Services LLC, as representative, dated as of November 7, 2019*(1)	Incorporated by Reference
10.1	Credit Agreement dated as of December 13, 2019, with BMO Harris Bank N.A., as administrative agent and collateral agent, BMO Capital Markets Corp., as joint lead arranger and sole book runner and Silicon Valley Bank, as joint lead arranger, other lenders from time to time party thereto*†	Filed Electronically
23.1	Consent of Sayner Bates P.C., Independent Auditors	Filed Electronically
23.2	Consent of BKD, LLP, Independent Auditors	Filed Electronically
99.1	Press release dated December 16, 2019†	Furnished Electronically
99.2	Audited consolidated financial statements of Opengear, Inc. and subsidiaries as of and for the year ended December 31, 2018; audited consolidated financial statements of Opengear, Inc. and subsidiaries as of and for the nine months ended September 30, 2019	Filed Electronically
99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2019, unaudited pro forma condensed combined statement of operations for the year ended September 30, 2019, and notes to the unaudited pro forma combined condensed financial statements (unaudited)	Filed Electronically

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Digi agrees to furnish to the Commission a copy of any omitted schedule upon request.

†	Included with Original Filing.

(1)	Incorporated by reference to Exhibit 2.1 to current report on Form 8-K filed November 8, 2019.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: February 7, 2020

DIGI INTERNATIONAL INC.

By:	/s/ David H. Sampsell
David H. Sampsell
Vice President of Corporate Development, General Counsel & Corporate Secretary